UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials THE J. M. SMUCKER COMPANY BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 0000026802_1 R2.09.03.17 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: June 23, 2009 Date: August 19, 2009 Time: 11:00 AM EDT Location: Fisher Auditorium Ohio Agricultural Research and Development Center 1680 Madison Avenue Wooster, OH 44691 You are receiving this communication because you hold shares in the above named company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # B A R C O D E

— Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 05, 2009 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before — How To Vote — Please Choose One of The Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions. Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Internal Use Only 0000026802_2 R2.09.03.17

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees A Paul J. Dolan B Nancy Lopez Knight C Gary A. Oatey D Alex Shumate E Timothy P. Smucker The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year 3 Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections 4 Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3) 0000026802_3 R2.09.03.17 For Against Abstain 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 For Against Abstain 0 0 0 0 0 0 0 0 0 B A R C O D E
→ 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting items Continued 5 Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Non-Voting items PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE 0 THESE SHARES IN PERSON Voting Instructions 0000026802_4 R2.09.03.17 THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE For Against Abstain 0 0 0 Signature 1 — (Please sign on line) Signature 2 — (Joint Owners) Date — (Please print date) Internal Use Only